UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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American Bio Medica Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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122 Smith Road

Kinderhook, New York 12106

April 26, 2013

Dear Fellow Shareholder:

You are cordially invited to attend the 2013 Annual Meeting of Shareholders of American Bio Medica Corporation (the “Company”) on Thursday, June 20, 2013, at 10:00 a.m. at the Company’s corporate offices located at 122 Smith Road, Kinderhook, New York 12106 (the “Annual Meeting”).

In addition to the formal items of business to be conducted at the Annual Meeting, management will report on the operations and activities of the Company and you will have an opportunity to ask questions. Directors and officers of the Company will be present to respond to any questions you may have.

This booklet includes the Notice of Annual Meeting and Proxy Statement. The Proxy Statement describes the business we will conduct at the Annual Meeting and provides information about the Company that you should consider when you vote your shares.

It is important that your stock be represented at the meeting. Whether or not you plan to attend the meeting in person, we hope that you will vote on matters to be considered. You may vote your proxy via the Internet or by telephone. If you received a printed copy of your proxy materials, you may also vote by mail by signing, dating and returning your proxy card in the envelope provided.

On behalf of the Board of Directors and the employees of American Bio Medica Corporation, I thank you for your continued support and look forward to seeing you at the Annual Meeting.

Sincerely yours,

Melissa A. Waterhouse
Corporate Secretary
Executive Vice President, Regulatory Affairs
Chief Compliance Officer

122 Smith Road

Kinderhook, New York 12106

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS & NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Date:	June 20, 2013
Time:	10:00 a.m., Eastern Standard Time
Place:	Company’s Corporate Offices
122 Smith Road
Kinderhook, New York 12106

At our 2013 Annual Meeting, we will ask you to:

1. Elect one (1) “Class III” director for a three (3) year term commencing upon his election and until his successor shall be elected and duly qualified (the terms of office of the other directors do not expire until 2014 or 2015). The following directors is being nominated:

·Carl A. Florio

2. Ratify the selection by the Company’s Audit Committee of Liggett, Vogt & Webb, P.A. as the Company’s independent registered public accounting firm for the year ended December 31, 2013.

3. To approve the 2013 Equity Compensation Plan.

4. To approve a non-binding advisory resolution regarding the compensation of the Company’s Named Executive Officers.

5. To act upon an advisory vote related to the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statement.

6.	Transact any other business as may properly come before the Annual Meeting.

You may vote at the Annual Meeting if you were a shareholder of American Bio Medica Corporation at the close of business on April 23, 2013, the record date.

By Order of the Board of Directors

Kinderhook, New York	Melissa A. Waterhouse
April 26, 2013	Corporate Secretary
Executive Vice President, Regulatory Affairs Chief Compliance Officer

You are cordially invited to attend the Annual Meeting. Our Board strongly encourages you to exercise your right to vote. Your vote is important. Voting early helps ensure that we receive a quorum of shares necessary to hold the annual meeting. Please sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope, or follow the instructions on the proxy card for internet and telephone voting. Returning the proxy card will not prevent you from voting in person if you attend the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 20, 2013

Our financial and other information is contained in our Annual Report on Form 10-K for the year ended December 31, 2012. Pursuant to rules promulgated by the United States Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement and our Form 10-K for the year ended December 31, 2012, are available at our web site at http://www.abmc.com/investor/proxy2013.html.

122 Smith Road

Kinderhook, New York 12106

PROXY STATEMENT

General

American Bio Medica Corporation is a New York corporation (the “Company”). The term “Annual Meeting”, as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

We have sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card to vote, or you may cast your vote via telephone or the Internet. This process is described below in the section titled “Voting”.

We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about May 20, 2013 to all shareholders entitled to vote. In this mailing, we are also including our Annual Report on Form 10-K for the year ended December 31, 2012, however, the Annual Report is not part of the proxy solicitation material.

Shareholders entitled to vote; Record Date

If you owned common stock of the Company at the close of business on April 23, 2013, (the “Record Date”), you are entitled to vote at the Annual Meeting, or any adjournments thereof. On the Record Date, the Company had one class of voting shares outstanding – common shares, $.01 par value per share (“common shares”) and there were 22,166,336 shares of common stock outstanding and no shares of preferred stock outstanding.

Procedure for Submitting Shareholder Proposals

Shareholder nominations for directors and/or shareholder proposals for the next Annual Meeting of Shareholders must be received by the Company in writing on or before December 26, 2013, must not exceed 500 words, and must otherwise comply with the requirements of Rule 14a-8 adopted pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) in order to be included in the Company’s proxy statement for the 2014 Annual Meeting of Shareholders.

With respect to shareholder proposals and director nominations for the 2014 Annual Meeting of Shareholders that are not to be included in the proxy statement, these proposals must be received by the Corporate Secretary of the Company at the above address no earlier than January 28, 2014 and no later than March 13, 2014.

The Company has not received any shareholder proposals or shareholder nominations for directors for this Annual Meeting.

Voting

You are entitled to one vote at the Annual Meeting for each common share of the Company that you owned as of the Record Date. The number of shares you own (and may vote) is listed on your proxy card. You can vote your shares using one of the following methods:

Voting by attending the meeting. A shareholder may vote his or her shares in person at the Annual Meeting. A shareholder planning to attend the meeting should bring proof of identification for entrance to the meeting. If your shares are not registered in your own name, you will need appropriate documentation to confirm your ownership to vote at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of shares of the Company.

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Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Submitting Proxies Via the Internet or by Telephone. Many shareholders who hold their shares through a broker or bank may have the option to submit their proxies or voting instructions via the Internet or by telephone. If your shares are held in “street name”, you should check the voting instruction card that has been provided to you by your broker and follow the instructions that have been provided for Internet or telephone voting on that card.

You are invited to attend the meeting; however, to ensure your representation at the meeting, you are urged to vote via the Internet or telephone, or mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the meeting may vote in person even if he or she has voted via the Internet or telephone, or returned a proxy card. By voting in person, you automatically revoke any prior proxy given by Internet, telephone or proxy card.

For the election of directors, the nominee who receives the most votes for the seat will be elected to the one (1) available membership on the Board (i.e. by a plurality of votes cast). If you return a signed proxy form indicating your abstention or attend the Annual Meeting but choose to abstain from voting on any proposal (revoking your proxy), you will be considered present at the Annual Meeting and not voting in favor of the proposal. Since most proposals pass only if they receive favorable votes from a majority of votes present at the Annual Meeting, the fact that you are abstaining and not voting in favor of a proposal will have the same effect as if you had voted against the proposal.

Holders of common shares are not entitled to cumulative voting rights.

Effect of Broker Non-Votes

Certain shareholder nominees (such as brokers, banks and other nominees) have the discretion to vote on routine matters, such as the ratification of the selection of our independent registered public accounting firm, unless you instruct otherwise; but they do not have authority to vote on non-routine matters, such as the election of directors.

A “broker non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you. “Broker non-votes” are not counted as votes for or against the proposal in question or as abstentions, and are not counted to determine the number of votes present for the particular proposal.

If your broker holds shares in your name and delivers this proxy statement to you, the broker is entitled to vote your shares on Proposal 2; Ratification of Independent Registered Public Accounting Firm, even if the broker does not receive voting instructions from you. Without your instructions, the broker is not entitled to vote your shares on Proposal 1; Election of Directors. We encourage you to provide instructions to your broker, bank or other nominee. This ensures your shares will be voted at the meeting.

A broker non-vote would have no effect on the outcome of Proposal 1 because only a plurality of votes cast is required to elect a director.

Quorum

A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. Abstentions and broker non-votes will be considered present for purposes of determining the presence of a quorum.

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Revocability of Proxy/Dissenter’s Right of Appraisal

Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (1) by filing with the Corporate Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated no later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting or abstaining in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Corporate Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Corporate Secretary of the Company or should be sent so as to be delivered to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attention: Corporate Secretary.

The Board is not proposing any action for which the laws of the State of New York, our Certificate of Incorporation and/or our Bylaws, as amended from time to time, provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s shares.

Solicitation of Proxies

The Company will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of the Company may solicit proxies by mail, telephone, and other electronic forms of communication or in person without additional compensation.

The Company will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of common shares of the Company held of record by such persons; and the Company will reimburse such respective banks, brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith. Broadridge Financial Solutions, Inc. has been retained to assist in soliciting proxies at a fee of approximately $6,000 including distribution costs and other costs and expenses.

Householding of Proxy Materials

The SEC has approved a rule governing the delivery of disclosure documents. This rule allows us to send a single copy of this proxy statement to any household at which two (2) or more of our shareholders reside, if we believe that the shareholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. This rule benefits both the Company and its shareholders as it reduces the volume of duplicate information received at a shareholder’s house and helps reduce our expenses. Each shareholder, however, will continue to receive individual proxy cards or voting instructions forms. Shareholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of this proxy statement to any shareholder upon written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106.

DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD

Proposal No. 1

Election of Directors

General

The current bylaws of the Company allow for a classified or staggered board. The Company’s Board of Directors is divided into three classes serving staggered terms. During the year ended December 31, 2012, the Company’s Board of Director’s consisted of five (5) members.

One (1) of the five (5) board seats has a term expiring in 2013. The terms of office of the other directors do not expire until 2014 or 2015. The director whose terms of office expire at the Annual Meeting is Carl A. Florio.

The Board of Directors, upon the recommendation of the Nominating Committee has nominated Carl A. Florio to serve as director until the 2016 Annual Meeting of Shareholders and until his successors has been duly elected and qualified. It is the intention of the persons named as proxies in the accompanying proxy, unless instructed otherwise, to vote for the person nominated by the Board of Directors. If the nominee should become unavailable to serve, the proxy may be voted for the election of such substitute nominee as may be designated by the Board of Directors. The Board of Directors has no reason to believe that the nominee will be unable to serve if elected.

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Name	Age	Term Expires	Position(s) held	Director Since
Carl A. Florio	63	2016	Director	2004

The principal occupation and business experience during at least the last five (5) years of the nominee for election as director is set forth below.

Carl A. Florio joined our Board of Directors in August 2004 and is currently the Vice Chairman of Paradigm Capital Management, Inc. From 2005 to 2008, Mr. Florio served as Regional President – Eastern New York of First Niagara Financial Group, Inc. (NASDAQ:FNFG). Mr. Florio served as President and CEO of Hudson River Bancorp, Inc. from 1996 until 2005 when Hudson River BanCorp, Inc. was acquired by FNFG. Mr. Florio received his B.S. in public accounting from the State University of New York at Albany in 1971. Mr. Florio serves as a member of the Board of Directors of FNFG. As of the date of this report, the Company has credit facilities in place with FNFG; however, Mr. Florio is not directly involved in any transactions related to our credit facilities with FNFG.

The Board of Directors unanimously recommends a vote “FOR” the nominee for election as director.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Directors that are not nominees

The Company’s Board of Directors currently consists of five (5) members. One (1) of the five (5) members is being nominated for election at this Annual Meeting, and the principal occupation and business experience during at least the last five (5) years of the nominee is presented above. The other four (4) members that are not nominees at this year’s Annual Meeting and their terms are as follows:

Name	Age	Term Expires	Position(s) held	Director Since
Edmund M. Jaskiewicz	89	2014	Chairman of the Board, President	1992
Jean Neff	70	2014	Director	2008
Richard P. Koskey	73	2015	Director	2003
Stan Cipkowski	64	2015	Director, Chief Executive Officer, Chief Financial Officer, Treasurer	1986

The principal occupation and business experience during at least the last (five) 5 years of each of these directors are set forth below:

Edmund M. Jaskiewicz has been one of our directors since 1992 and served as our Chairman of the Board of Directors from 1992 until 1999. He was appointed President in September 2003 and was re-appointed Chairman of the Board in September 2004 and continues to serve in that capacity. Mr. Jaskiewicz is a lawyer-engineer. He has practiced international patent and corporate law as a sole practitioner since 1963. He received his J.D. in 1952 from George Washington University Law School and his B.S. in Engineering from the University of Connecticut in 1947.

Jean Neff was appointed to our Board of Directors in February 2008 and is currently the Sr. Vice President Mid-Atlantic Region of Solstas Lab Partners. She has over 35 years experience in administration, sales and management. She served as the Sr. Vice President of New Business Development of the Occupational Testing Services division of Laboratory Corporation of America, from 1991 until her retirement in 2007. She received her B.S. in Biology from Mercer University in 1964.

Richard P. Koskey was appointed to our Board of Directors in October 2003. Mr. Koskey brings over 30 years of financial experience as a Certified Public Accountant. Since 1975, he has been a managing principal of Pattison, Koskey, Howe & Bucci, P.C., a regional accounting firm. Mr. Koskey received his B.A. from Duke University in 1963.

Stan Cipkowski founded our predecessor company in 1982, has been a member of our Board of Directors since our incorporation in April 1986, and he currently serves as our Chief Executive Officer, Chief Financial Officer and Treasurer. He reorganized the Company as American Bio Medica Corporation in 1992 and is the inventor of the Rapid Drug Screen® product line. Mr. Cipkowski attended Mater Christi Seminary and St. Louis University from 1965 to 1969.

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Information Related to Non-Employee Director Stock Options Outstanding as of December 31, 2012

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Edmund M. Jaskiewicz	10,000		0	$1.74	01/28/14
	141,500		0	$1.08	6/30/14
	50,000		0	$0.20	07/01/19
	50,000		0	$0.07	07/01/20
	50,000		0	$0.13	07/01/21
	49,500	(1)	100,500	$0.18	04/20/22
Richard P. Koskey	15,750		0	$1.15	10/23/13
	54,000		0	$1.09	06/15/14
	29,000		0	$0.86	07/07/15
Carl A. Florio	20,830		0	$1.06	07/29/14
	29,000		0	$0.86	07/07/15
Jean Neff	0		0	NA	NA

1)	As a condition to the Medallion Line of Credit, Mr. Jaskiewicz was required to execute another Subordination Agreement (“Subordination Agreement”) related to $124,000 currently owed to Mr. Jaskiewicz by the Company for legal services rendered (the “Jaskiewicz Debt”). Under the Subordination Agreement, the Jaskiewicz Debt is not payable, is junior in right to the Medallion Line of Credit and no payment may be accepted or retained by Mr. Jaskiewicz for the Jaskiewicz Debt unless and until we have paid and satisfied in full any obligations due under the Medallion Line of Credit. As compensation for his execution of the Subordination Agreement, on April 20, 2012 Mr. Jaskiewicz was awarded an option grant representing 150,000 common shares of the Company under the Company’s Fiscal 2001 stock option plan, at an exercise price of $0.18, the closing price of the Company’s common shares on April 20, 2012. The option grant vests over three (3) years in installments as follows: 33% (49,500 common shares) on April 20, 2013, 33% (49,500 common shares) on April 20, 2014 and 34% (51,000 common shares) on April 20, 2015.

Note: Information related to Mr. Cipkowski’s outstanding stock options can be found in the table titled “Outstanding Equity Awards at Fiscal Year End” under “Executive Compensation”.

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COMPENSATION OF DIRECTORS

DIRECTOR COMPENSATION(1)
Name	Fees Earned or Paid in Cash ($)(2)		Option Awards ($)		All Other Compensation ($)		Total ($)
Edmund M. Jaskiewicz, Chairman of the Board	$10,000	(3)	$27,000	(4)	$0	(5)	$37,000	(6)
Richard P. Koskey, Director	$10,000	(7)	$0		$0		$10,000
Carl A. Florio, Director	$10,000	(7)	$0		$0		$10,000
Jean Neff, Director	$7,500	(8)	$0		$0		$7,500

1) There were no Stock Awards, Non-Equity Incentive Plan Compensation, or Non-Qualified Deferred Compensation Earnings issued or earned by members of the Board of Directors in the year ended December 31, 2012 therefore, these columns have been omitted.

2) This figure does not include any reimbursed out of pocket expenses related to a Director’s attendance at a meeting of the Board of Directors or committee of the Board of Directors.

3) Fees paid for attendance of four (4) regularly scheduled in person Board of Directors’ meetings, and one (1) telephonic meeting of the Board of Directors.

4) The aggregate grant date fair value of the options, computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718 was $0.18, and the value of the options totaled $27,000. The fair value of the stock option grant issued was estimated utilizing the Black-Scholes option-pricing model using the following weighted average assumptions: dividend yield of 0%; risk-free interest rate of 1.99; expected life of 10 years; and stock price volatility of 88%.

5) Although no amounts were paid to Mr. Jaskiewicz in the year ended December 31, 2012 for reimbursed expenses or for services as patent and trademark counsel to the Company, there were amounts billed by Mr. Jaskiewicz for the year ended December 31, 2012. More specifically, Mr. Jaskiewicz billed the Company for $3,516 in reimbursable expenses related to board meeting attendance and patents and trademarks, and $2,190 for services as patent and trademark counsel to the Company.

6) At December 31, 2012, there were invoices totaling $36,626 payable to Mr. Jaskiewicz and $124,000 in subordinated debt. On April 20, 2012, the Company entered into a Loan and Security Agreement with Medallion as a new lender, to refinance an existing line of credit with Rosenthal and Rosenthal, Inc. As a condition to the Medallion Line of Credit, Mr. Jaskiewicz was required to execute another Agreement of Subordination and Assignment (“Subordination Agreement”) related to $124,000 owed to Mr. Jaskiewicz by the Company (the “Jaskiewicz Debt”). Under the Subordination Agreement, the Jaskiewicz Debt is not payable, is junior in right to the Medallion Line of Credit and no payment may be accepted or retained by Mr. Jaskiewicz unless and until the Company has paid and satisfied in full any obligations to Medallion. Furthermore, the Jaskiewicz Debt was assigned and transferred to Medallion as collateral for the Medallion Line of Credit. Subsequent to the year ended December 31, 2012, the Company refinanced the Medallion Line of Credit, however, the Jaskiewicz Debt remains subordinated and unpaid.

7) Fees paid for attendance of four (4) regularly scheduled, in person meetings of the Board of Directors and two (2) telephonic meetings of the Board of Directors.

8) Fees paid for attendance of three (3) regularly scheduled, in person meetings of the Board of Directors and two (2) telephonic meetings of the Board of Directors.

Note: Information related to Mr. Cipkowski’s compensation can be found in the table titled “Summary Compensation” under “Executive Compensation”. Mr. Cipkowski does not receive any compensation for his services as a member of the Board of Directors, or his attendance at meetings of the Board of Directors.

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Narrative to Director Compensation Table

Directors who are not employees (“Non-Employee Directors”) of the Company receive a fee of $2,500 per meeting for attending meetings of the Board of Directors in person and are reimbursed for out-of-pocket expenses incurred in attending such meetings. Four (4) regular in-person meetings of the Board of Directors were held in the year ended December 31, 2012.

The Non-Employee Directors agreed, and the Board of Directors therefore resolved, to waive all fees related to the attendance of Committee meetings of the Board of Directors and telephonic board meetings of the Board of Directors in the year ended December 31, 2012, however, Non-Employee Directors are reimbursed for any out of pocket expenses they may incur in attending telephonic meetings of the Board of Directors or meetings of the Committees of the Board of Directors.

No member of the Board of Directors has a compensation arrangement that differs from those of other members of the Board of Directors.

Proposal No. 2

Ratification of Independent Registered Public Accounting Firm

On October 24, 2012, the Company engaged Liggett, Vogt & Webb, P.A. (“LVW”) as its independent registered public accounting firm for the year ending December 31, 2012. The decision to engage Sherb was approved by the Audit Committee of the Board of Directors of the Company. Prior to LVW’s engagement, the Company did not consult with LVW and receive either written or oral advice from LVW that was an important factor considered by the Company in reaching a decision as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. In addition, the Company had not consulted with LVW concerning any matter that was the subject of a disagreement or a reportable event, each as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K. The Audit Committee selected LVW to continue to be the Company’s principal independent registered public accounting firm for the year ending December 31, 2013.

The Company is asking its shareholders to ratify the selection of LVW as its principal independent registered public accounting firm. Although ratification is not required by the Company’s By-laws or otherwise, the Company’s Board of Directors is submitting the Audit Committee’s selection of LVW to our shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different principal registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. If the appointment of LVW is not ratified, the Audit Committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement.

Representatives of LVW are expected to attend the Annual Meeting and will have an opportunity to make a statement and/or to respond to appropriate questions from shareholders.

Former Independent Registered Public Accounting Firms

On October 24, 2012, the Company dismissed Sherb and Co, LLP as the Company’s independent registered public accounting firm. The dismissal of Sherb was approved by the Audit Committee of the Board of Directors of the Company. Sherb had been engaged to audit the Company’s financial statements for the year ended December 31, 2012, however, Sherb did not conduct an audit of the financial statements of the Company as of and for the year ended December 31, 2012 prior to its dismissal.

The reports of Sherb on the Company’s financial statements as of and for the year ended December 31, 2011 contained no adverse opinion or disclaimer of opinion and were not modified or qualified as to uncertainty, audit scope, or accounting principle, except that their report for the year ended December 31, 2011 contained explanatory language regarding substantial doubt about the Company’s ability to continue as a going concern.

For the year ended December 31, 2011 there were no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Sherb would have caused them to make reference thereto in their reports on the financial statements for the year ended December 31, 2011 or during any interim periods through the date of this Report, and there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company filed a current report on Form 8-K regarding this matter on October 25, 2012, and it is incorporated herein by reference.

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On December 27, 2011, the Company dismissed UHY, LLP (“UHY”) as the Company’s independent registered public accounting firm. The dismissal of UHY was approved by the Audit Committee of the Board of Directors of the Company. UHY had been engaged to audit the Company’s financial statements for the year ending December 31, 2011; however, UHY did not conduct an audit of the financial statements of the Company as of and for the year ending December 31, 2011 prior to its dismissal.

The Company filed a current report on Form 8-K regarding this matter on January 3, 2012, that was subsequently amended on January 13, 2012, and it is incorporated herein by reference.

Audit Fees

The aggregate fees billed by LVW to the company for the year ended December 31, 2012 for the audit of financial statements and review of interim financial information included in the Company’s Form 10-Q’s, or for services that were normally provided by LVW in connection with statutory or regulatory filings or engagements was $4,500. LVW was not our independent registered public accounting firm in the year ended December 31, 2011 so no audit fees were paid to LVW in the year ended December 31, 2011.

The aggregate fees billed by Sherb to the Company for the year ended December 31, 2012 for the audit of financial statements or services that were normally provided by Sherb in connection with statutory or regulatory filings or engagements were $48,000. The aggregate fees billed by Sherb to the Company for the year ended December 31, 2011 for the audit of financial statements or services that were normally provided by Sherb in connection with statutory or regulatory filings or engagements were $5,000.

The aggregate fees billed by UHY to the Company for the year ended December 31, 2011 for the audit of financial statements and review of interim financial information included in the Company’s Form 10-Q’s, or services that were normally provided by UHY in connection with statutory or regulatory filings or engagements were $110,000.

Audit Related Fees

There were no audit related fees billed by LVW to the Company in the year ended December 31, 2012, and LVW was not our independent registered public accounting firm in the year ended December 31, 2011 so no audit related fees were paid to LVW in the year ended December 31, 2011.

There were no audit related fees billed by Sherb to the Company in the year ended December 31, 2012 or the year ended December 31, 2011.

There were no audit related fees billed by UHY to the Company in the year ended December 31, 2011.

Tax Fees

There were no aggregate fees billed by LVW to the Company for the years ended December 31, 2012 for professional services related to tax compliance, tax advice, and tax planning. LVW was not our independent registered public accounting firm in the year ended December 31, 2011 so no tax fees were paid to LVW in the year ended December 31, 2011.

The aggregate fees billed by Sherb to the Company for the year ended December 31, 2012 for professional services related to tax compliance, tax advice and tax planning were $5,000. There were no aggregate fees billed by Sherb to the Company for the years ended December 31, 2011 for professional services related to tax compliance, tax advice, and tax planning.

The aggregate fees billed by UHY to the Company for the year ended December 31, 2011 for professional services related to tax compliance, tax advice, and tax planning were $4,800.

All Other Fees

There were no other fees billed by LVW to the Company for the year ended December 31, 2012. LVW was not our independent registered public accounting firm in the year ended December 31, 2011 so no other fees were paid to LVW in the year ended December 31, 2011.

There were no other fees billed by Sherb to the Company for the years ended December 31, 2012 or December 31, 2011.

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There were no other fees billed by UHY to the Company in the year ended December 31, 2011.

There were no other fees billed by LVW, Sherb or UHY for services rendered to the Company other than the services described herein and the Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of our public accountants.

Pursuant to SEC Rule 210.2-01I(7)(i), the Company’s Audit Committee approved the engagement of LVW prior to LVW rendering audit or non-audit services. 100% of the services performed by LVW were also approved. The Company’s Audit Committee also approved the prior engagement of Sherb and UHY prior to Sherb and UHY rendering audit or non-audit services. 100% of the services performed by Sherb and UHY were also so approved.

The Board of Directors unanimously recommends a vote “FOR” the ratification of our independent registered public accounting firm for the year ending December 31, 2013.

PROPOSAL NO. 3

TO APPROVE THE 2013 EQUITY COMPENSATION PLAN

The Board of Directors has approved for submission to the shareholders the American Bio Medica Corporation 2013 Equity Compensation Plan (the “2013 Plan”), set forth as Appendix A to this Proxy Statement. The 2013 Plan authorizes the Company to issue only non-qualified stock options to employees, directors and consultants.

Reasons for the 2013 Plan

The Board of Directors firmly believes that management, employees, directors and key consultants should have an equity stake in the Company and that equity should be, when appropriate, a part of compensation. The Board of Directors believes that this will ensure that the interests of management and the shareholders are closely aligned. Although shareholders have previously approved four (4) equity compensation plans in the form of Nonqualified Stock Option Plans, three (3) of the prior plans expired. The 1997 Plan (for 2,000,000 common shares) expired on April 30, 2000, the 1998 Plan (for 1,000,000 common shares) expired on April 30, 2001 and the 2000 Plan (for 1,000,000 common shares) expired on September 22, 2009. Each of these plans expired with the either options remaining to be issued or options not exercised, which resulted in no issuance of common shares.

One (1) of the previously approved plans, the 2001 Plan (for 4,000,000 common shares), is an active plan with options available for future issuance, however, there are currently only 310,420 stock options available for future issuance under the 2001 Plan. Given this, the Board of Directors believes it is appropriate to approve the 2013 Plan so that they Company many continue to utilize stock options to attract, retain and motivate the best available talent for the successful conduct of the Company’s business in responding to changing circumstances over time, and so that the interests of directors, management, employees and key consultants are aligned with those of our shareholders.

Administration

The 2001 Plan and the 2013 Plan (together the “Plans”) will be administered by the Compensation Committee of the Board of Directors, which will have power to (i) designate the participants to receive awards, and (ii) determine the number of shares subject to each award, the date of grant and the terms and conditions governing the awards, including any vesting schedule. In addition, the Board is charged with the responsibility of interpreting the Plans and making all administrative determinations thereunder. Options granted under the Plans will be non-qualified stock options.

Eligibility

Employees, executive officers, management, non-employee directors, advisory board members and consultants to the Company are eligible to receive options under the Plans.

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Shares Subject to the Plan

The 2013 Plan covers stock option awards of up to 4,000,000 share of the Company’s common stock. Under the 2013 Plan, the grant and number of shares covered by stock options will be adjusted equitably for splits, stock dividends, recapitalizations, mergers and other change in common stock, as more specifically discussed within the 2013 Plan.

Term of Options

Options granted under the 2013 Plan will have maximum terms of ten (10) years, subject to earlier termination of the options as provided by the Plan.

Exercise Price of Options

All Options issued under the 2013 Plan must have an exercise price of at least 100% of fair market value on the date of grant. Fair market value is to be determined by the Board of Directors in good faith but is generally the closing price of the Company’s common shares on the date of the grant. The closing sale price of the Company’s Common Shares on March 20, 2013 was $0.20 per share.

Tax Consequences

The options granted under the 2013 Plan should be considered as having no readily ascertainable fair market value at the time of grant because the options are not tradable on an established market. Because of this, for federal income tax purposes, no taxable income results to the recipient upon the grant of an option.

The recipient of a nonqualified option realizes compensation taxable as ordinary income at the time the option is exercised or transferred. The amount of such compensation is equal to the amount by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock. At the time the compensation income is realized by the recipient of the option, the Company is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Company. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to its fair market value taken into account in determining the recipient's compensation and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. The long term or short term nature of such gain or loss will depend upon the applicable holding period for such stock.

Amendment or Termination

The 2013 Plan shall become effective on March 20, 2013 subject to approval by the Company's shareholders at the Company's 2013 Annual Meeting of Shareholders. If the Plan is not approved by the Company's shareholders at the Company's 2013 Annual Meeting of Shareholders, the Plan shall be terminated and any Options granted under the Plan shall be cancelled without the payment of any consideration to any Optionee. The Plan shall remain in effect until such time that it is amended or terminated by the Board of Directors. The Board of Directors may, at any time and for any reason, amend or terminate the 2013 Plan. An amendment of the 2013 Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules. No Options shall be granted under the Plan after the termination thereof. Except as provided in Section 11(a), the termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

If Options are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for the grant of Options under the Plan.

Effect on 2001 Plan

The proposal to adopt the 2013 Plan will not affect the 2001 Plan.

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2013 Plan Benefits

No awards will be granted under the 2013 Plan before it is approved by our shareholders. Awards under the Plan will be made to eligible individual at the discretion of the Board of Directors. As a result, it is not possible to determine the number or type of awards that may be granted at this time.

Set forth below is certain information related to the previously shareholder approved plans referenced above and the 2013 Plan being submitted for approval:

Plan	Maximum common shares available for issuance under the plan	Number of common shares issued as a result of option exercises under plan	Number of issued and outstanding options under the plan	Weighted average exercise price of issued & outstanding options	Weighted average remaining life of issued & outstanding options	Number of options available for future issuance under the plan	Potential total shares outstanding as a result of future exercise of options(1)
1997 Plan	2,000,000	769,375	0	NA	NA	0	22,166,336
1998 Plan	1,000,000	17,000	0	NA	NA	0	22,166,336
2000 Plan	1,000,000	0	18,500	$1.09	0.58	0	22,184,836
2001 Plan	4,000,000	283,000	3,407,580	$0.47	5.96	309,420	25,883,336
2013 Plan(2)	4,000,000	0	0	NA	NA	4,000,000	26,166,336
All Plans	12,000,000	1,069,375	3,426,080	$0.47	6.05	4,310,420	29,902,826

(1)	Considering current total shares outstanding of 22,166,336 as of the date of this Proxy Statement.

(2)	Subject to shareholder approval of 2013 Plan.

Required Vote

In order for the Plan to be approved, the affirmative vote of a majority of the shares of common shares cast at the 2013 Annual Meeting of Shareholders is required.

Unless marked to the Contrary, the shares represented by the enclosed Proxy Card, if executed and returned, will be voted “FOR” approval of the 2013 Equity Compensation Plan.

The Board of Directors unanimously recommends a vote “FOR” the approval of the 2013 Equity Compensation Plan

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Proposal No. 4

To approve, a non-binding advisory resolution, REGARDING the compensation of the company’s Named Executive Officers

The compensation of our Chief Executive Officer/Chief Financial Officer/Treasurer, Stan Cipkowski, and our only other executive officer, our EVP, Regulatory Affairs/Chief Compliance Officer/Corporate Secretary, Melissa A. Waterhouse, (“Named Executive Officers”) is described under the heading “Executive Compensation”. It is highly recommended that shareholders review the “Executive Compensation” as well as the “Narrative Disclosure Related to Summary Compensation”, and the “Compensation Committee Report”; all of which are set forth later within this Proxy Statement. (Note: The “Narrative Disclosure Related to Summary Compensation” includes information related to change in control and severance provisions in the Named Executive Officers’ employment contracts).

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and the adopted changes to Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), we are providing the Company’s shareholders with an opportunity to vote on a non-binding advisory resolution to approve the compensation of our Named Executive Officers. Therefore, the following resolution will be submitted for shareholder vote at the Company’s 2013 Annual Meeting of Shareholders:

“RESOLVED, that the Shareholders of American Bio Medica Corporation (the “Company”) approve, on an advisory basis, the overall compensation of the Company’s Named Executive Officers, as described under the heading “Executive Compensation” set forth later in this Proxy Statement.”

This advisory vote, commonly referred to as a “say on pay” advisory vote, is non-binding on the Company and our Board of Directors. However, the Board of Directors values open dialogue with the Company’s shareholders on the issue of executive compensation and other corporate governance issues. The Company and the Board of Directors encourages all shareholders to vote on this matter.

Required Vote: Approval of this resolution required the affirmative vote of a majority of the votes cast at the 2013 Annual Meeting. While this vote is required by law, it will not be binding on the Company or our Board of Directors, nor will it create or imply any changes in the fiduciary duties of, or impose any additional fiduciary duties on the Company or our Board of Directors. The Compensation Committee of the Board of Directors will however, take into account the outcome of the vote when considering future executive compensation.

The Board of Directors unanimously recommends a vote “FOR” the resolution set forth in Proposal No. 3. Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

PROPOSAL NO. 5

To act upon an advisory vote RELATED TO THE frequency AT WHICH THE COMPANY should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statement

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the adopted changes to Section 14A of the Exchange Act, we are providing the Company’s shareholders the opportunity to cast an advisory vote on whether a non-binding shareholder resolution to approve the compensation of the Company’s Named Executive Officers (the advisory vote in Proposal No. 3) should occur every year, every two (2) years or every three (3) years.

After careful consideration, the Board of Directors recommends that future shareholder advisory votes on executive compensation be conducted every three (3) years. The determination was based upon the premise that historically, compensation of Named Executive Officers does not materially change from year to year. In addition, the Company is a “smaller reporting company” (as defined in Rule 12b-2 of the Exchange Act), and therefore our compensation arrangements with our Named Executive Officers are less complex.

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Although the Board of Directors recommends a shareholder advisory vote every three (3) years, shareholders will be able to specify one (1) of four (1) choices for this proposal on the proxy card: one (1) year, two (2) years, three (3) years or abstain. Shareholders are not voting to approve or disapprove of the Board of Directors’ recommendation.

Required Vote: Generally, approval of any matter presented to shareholders requires a majority of the votes cast. However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s shareholders. This vote will not be binding on the Company or on our Board of Directors, and it will not create or imply any change in the fiduciary duties of, or impose any additional fiduciary duties on, the Company or on our Board of Directors, however, the Board of Directors will take into account the outcome of this vote in making a determination on the frequency at which advisory votes on executive compensation will be included in the Company’s future proxy statements.

The Board of Directors unanimously recommends a vote “FOR” the three (3) year frequency option. Unless otherwise instructed, validly executed proxies will be voted “FOR” the three (3) year frequency option.

EXECUTIVES

Additional Executive Officers and Senior Management

In addition to Mr. Cipkowski, our Chief Executive Officer/Chief Financial Officer, and Mr. Jaskiewicz, our President, both referenced earlier in this Proxy Statement, the following table sets forth the names, ages, positions/offices held, the term of the positions/offices held of additional executive officers and senior management.

Name	Age	Position(s) held	Since
Melissa A. Waterhouse	42	EVP, Regulatory Affairs/Chief Compliance Officer/Corporate Secretary	1997
Todd Bailey	42	Vice President, Sales & Marketing	2001
J. Duncan Urquhart	59	Controller	2011
Douglas Casterlin	65	Vice President, Operations	2012

Melissa A. Waterhouse joined us in 1997. Since that time she has held various management positions in Investor Relations, Marketing and Public Relations. She was appointed our Corporate Secretary in September 2003. She currently serves as Executive Vice President, Regulatory Affairs and Chief Compliance Officer.

Todd Bailey joined us in April 2001 as a Director of Business Development and subsequently was promoted to Director of National Accounts. In September 2003, he was appointed Vice President of Sales & Marketing. Prior to joining us, Mr. Bailey was Substance Abuse Account Manager for Roche Diagnostics Corporation where he was responsible for territory sales of point-of-collection tests for drugs of abuse to Fortune 500 manufacturers and state agencies. Mr. Bailey received a B.S. in communications from St. Cloud University in 1994.

J. Duncan Urquhart joined us in September 2011 as our Controller. Mr. Urquhart served as Controller of Triple A Supplies from August 2009 until May 2011, and as a self employed consultant and business advisor from 2003-2009. As a consultant, Mr. Urquhart assisted a number of companies with various business and accounting issues. Mr. Urquhart holds a bachelor's degree in business administration and accounting from Nasson College.

Douglas Casterlin re-joined us in July 2012 as our Vice President, Operations after resigning from the Company in March 2011. From April 2011 until July 2012, Casterlin performed certain consulting services for the Company under a Severance Agreement. From April 2008 until March 2011, Casterlin served as our EVP, Operations. From September 2004 until April 2008, Casterlin was employed by Beacon Group SW, Inc. as its Vice President, Business Operations. Mr. Casterlin has over 20 years experience in the field of manufacturing. Mr. Casterlin studied Engineering at Lehigh University from 1965 to 1966 and received his B.A. degree in Psychology in 1973 from the State University of New York at New Paltz. Mr. Casterlin resigned from the Company in March 2011.

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The following individuals served as executive officers for the time periods noted below.

Name	Age	Position(s) held	Period
Stefan Parker	43	Chief Financial Officer, EVP Finance, Treasurer	January 1, 2011 until March 25, 2011
Douglas Casterlin	65	Executive Vice President, Operations	January 1, 2011 until March 25, 2011

Stefan Parker served as our Chief Financial Officer, EVP Finance, Treasurer from August 2007 until his resignation in March 2011. From March 2005 until his appointment as CFO/EVP, Finance/Treasurer, Parker served as our controller. Parker obtained his bachelors degree in finance from Siena College. Pursuant to a severance agreement executed in relation to his resignation from the Company, Parker received certain benefits over a period of twelve months, and released the Company from any liability arising in connection with his resignation.

Douglas Casterlin’s biography can be found above.

EXECUTIVE COMPENSATION

The following table sets forth for the years ended December 31, 2012 and December 31, 2011, the compensation paid by the Company to its principal executive officer (“PEO”), and the Company’s other executive officers in the years ended December 31, 2012 and December 31, 2011. When together Mr. Cipkowski and Ms. Waterhouse are referred to as the “Named Executive Officers”. There were no additional individuals for whom disclosure would have been provided but for the fact that the individuals were not serving as executive officers of the Company at year end December 31, 2012.

SUMMARY COMPENSATION TABLE(1)
Name and principal position	Year Ended	Salary ($)		Option Awards ($)		All Other Compensation ($)		Total ($)
Stan Cipkowski	12/31/12	$205,920	(2)	$45,000	(3)	$25,023	(4)	$275,943
Chief Executive Officer (PEO) Chief Financial Officer, Treasurer	12/31/11	$205,920	(2)	$0		$24,895	(5)	$230,096

Melissa A. Waterhouse
EVP, Regulatory Affairs, Chief Compliance Officer, Corporate	12/31/12	$100,000	(6)	$0		$7,968	(7)	$107,968
Secretary	12/31/11	$88,769	(8)	$0		$720	(9)	$89,489

Douglas Casterlin(10) Exec. VP, Operations (former)	12/31/11	$37,250	(11)	$0		$89,478	(12)(13)	$126,728

Stefan Parker(14) Chief Financial Officer (former) Exec. VP, Finance, Treasurer	12/31/11	$36,538	(15)	$0		$38,107	(16)(17)	$74,645

1)	There were no amounts paid to the named executive officers related to Bonuses, Stock Awards, Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation Earnings; therefore, these portions of the table have been omitted.
2)	Pursuant to his employment agreement, Mr. Cipkowski’s annual salary for the years ended December 31, 2011 and December 31, 2010 was $205,920.
3)	On 4/20/12 (in connection with the Medallion Line of Credit), Cipkowski was issued a stock option grant representing 250,000 common shares of the Company under the Company’s Fiscal 2001 stock option plan, at an exercise price of $0.18, the closing price of the Company’s common shares on the date of the grant. The option grants vest over three (3) years in equal installments. The aggregate grant fair value (computed in accordance with FASB ASC Topic 718) was $0.18, and the value of the options totaled $45,000. The fair value of the stock option grants was estimated utilizing the Black-Scholes option-pricing model, using the following weighted average assumptions: dividend yield of 0%; risk-free interest rate of 1.99; expected life of 10 years; and stock price volatility of 88%.

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4)	Includes: car allowance of 10,000 and $14,128 for health insurance premiums. Also included is $895 for premiums, paid by the Company for Mr. Cipkowski’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company. This amount does not include $2,170 for a premium paid for key man insurance, as the key man insurance is not for the benefit of Mr. Cipkowski but for the benefit of the Company.
5)	Includes: car allowance of $10,000 and $13,887 for health insurance premiums. Also included is $1,008 for premiums, paid by the Company for Mr. Cipkowski’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.
6)	Pursuant to her employment agreement, Ms. Waterhouse’s salary for the year ended December 31, 2012 was $100,000. Ms. Waterhouse was not an executive officer in the year ended December 31, 2011, however, disclosures are being provided for the year ended December 31, 2011.
7)	Includes: $7,064 for health insurance premiums. Also included is $904 for premiums, paid by the Company for Ms. Waterhouse’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.
8)	Ms. Waterhouse’s annual salary was increased from $85,000 to $100,000 in September 2011.
9)	Includes: $720 paid for premiums, paid by the Company for Ms. Waterhouse’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.
10)	Prior to his resignation from the Company in March 2011, Mr. Casterlin served as the Company’s Executive Vice President, Operations. From April 2011 until July 2012, Mr. Casterlin acted as a consultant for the Company in connection with a Severance Agreement. In July 2012, Mr. Casterlin returned to the Company as an employee of the Company but he no longer serves as an executive officer of the Company, so amounts paid to Mr. Casterlin in the year ended December 31, 2012 are not disclosed in the table above.
11)	Pursuant to his former employment agreement, Mr. Casterlin’s annual salary for the year ended December 31, 2011 would have been $149,000. This figure represents salary paid to Mr. Casterlin through March 2011.
12)	Includes the following amounts paid to Mr. Casterlin while an employee of the Company: car allowance of $2,500 and $2,908 for health and dental premiums. Also included is $269 for premiums, paid by the Company for Mr. Casterlin’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.
13)	Also includes the following amounts paid to Mr. Casterlin under a severance agreement (under which Mr. Casterlin also provided the Company with certain consulting services: $25,001 in severance, $50,000 in consulting fees and $8,800 in health insurance premiums.
14)	Mr. Parker resigned from the Company in March 2011.
15)	Pursuant to his former employment agreement, Mr. Parker’s annual salary for the year ended December 31, 2011 would have been $135,000. This figure represents salary paid to Mr. Parker through March 2011.
16)	Includes the following amounts paid to Mr. Parker while an employee of the Company: car allowance of $2,500 and $2,671 for health and dental premiums. Also included is $260 for premiums, paid by the Company for Mr. Parker’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.
17)	Also includes the following amounts paid to Mr. Parker under a severance agreement: $24,664 in severance and $8,012 in health insurance premiums.

Narrative Disclosure Related to Summary Compensation

Stan Cipkowski, Chief Executive Officer (PEO)/Chief Financial Officer/Treasurer

Stan Cipkowski entered into an employment agreement with the Company on April 19, 2007 for a one-year term. The employment agreement automatically renews unless sixty (60) days advance written notice is given by either side, and provides for an annual base salary of $205,920 beginning January 1, 2007, a car allowance, health benefits and participation in any management bonus program adopted by the Company.

On July 1, 2009, the Company entered into a Financing Agreement with Rosenthal & Rosenthal, Inc. (“Rosenthal”) as a new lender, to refinance an existing line of credit. As a condition to the Rosenthal financing Mr. Cipkowski was required to execute a Validity Guarantee (the “Validity Guarantee”). Under the Validity Guarantee, Mr. Cipkowski provides representations and warranties with respect to the validity of the Company’s receivables and guarantees the accuracy of the Company’s reporting to Rosenthal related to the Company’s receivables and inventory. The Validity Guarantee places Mr. Cipkowski’s personal assets at risk in the event of a breach of such representations, warranties and guarantees.

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Mr. Cipkowski’s employment contract was extended to be coterminous with the Rosenthal Agreement, unless otherwise terminated or renewed as provided in Mr. Cipkowski’s employment agreement. The Rosenthal Agreement was terminated on April 20, 2012 and Mr. Cipkowski’s employment agreement remains in effect until such time that is terminated in accordance with its provisions. All other terms and provisions of Mr. Cipkowski’s employment contract remain unchanged. On July 1, 2009, Mr. Cipkowski was awarded an option grant representing 500,000 common shares of the Company under the Company’s Fiscal 2001 Stock Option Plan, at an exercise price of $0.20, the closing price of the Company’s common shares on the date of the grant. The option grant vests over three (3) years in equal installments. As of the date of this Proxy Statement, 100% of this option grant has vested.

As indicated in the footnote to the Executive Compensation table, Mr. Cipkowski was required to execute another Validity Guarantee in connection with the Medallion Line of Credit. As compensation for this execution, in April 2012 Mr. Cipkowski was issued a stock option grant representing 250,000 common shares of the Company under the Company’s Fiscal 2001 stock option plan, at an exercise price of $0.18, the closing price of the Company’s common shares on the date of the grant. The option grants vest over three (3) years in equal installments. As of the date of this Proxy Statement, 33% of this option grant has vested.

Melissa A. Waterhouse, EVP, Regulatory Affairs/Chief Compliance Officer/Corporate Secretary

Ms. Waterhouse entered into an employment agreement with the Company on April 23, 2012. The employment agreement was effective April 23, 2012, with a one year term, and provides for an annual salary of $100,000, health and dental benefits and participation in any management bonus program adopted by the Company.

Mr. Cipkowski’s and Ms. Waterhouse’s employment agreements have severance and change in control provisions. Under these agreements, termination from the Company for any reason other than cause results in severance being paid to the officer. Such severance equals twelve (12) months of the officer’s base salary at the time of separation, with continuation of all medical benefits during the twelve-month period at the Company’s expense. Additionally, under the employment agreements, an officer may resign their position and elect to exercise the severance provision at their option under the following circumstances:

1)          If Cipkowski or Waterhouse are required to relocate by the Company or its Board of Directors more than 50 miles from the Company’s New York corporate facility as a condition of continued employment; or

2)          If there is a substantial change in the responsibilities normally assumed by a Chief Executive Officer (in the case of Mr. Cipkowski) or Executive Vice President/Chief Compliance Officer (in the case of Ms. Waterhouse) at the direction of the Board of Directors.

In addition, the Company provides its executive officers with the same benefits offered to other employees, including long-term disability and life insurance, at the Company’s expense. The Company’s employment agreements with its executive officers also contain change in control provisions which give each officer the option to resign and receive a lump sum severance payment equal to two (2) times their respective annual base salaries at the time of the change in control, which option must be exercised within ten (10) days following the change in control.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards of the Named Executive Officers at year-end December 31, 2012:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS(1)
NAME	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Stan Cipkowski
Chief Executive Officer (PEO)	338,500	0		$1.08	06/30/14
Chief Financial Officer	500,000	0		$0.20	07/01/19
Treasurer	0	250,000	(2)	$0.18	04/22/22

	10,000	0		$1.11	02/05/13
	5,000	0		$1.02	03/03/13
Melissa A. Waterhouse	10,000	0		$1.04	07/01/13
EVP, Regulatory Affairs	10,000	0		$1.74	01/05/14
Chief Compliance Officer	2,500	0		$1.14	05/13/14
Corporate Secretary	20,000	0		$1.09	02/02/15
	10,000	0		$0.85	06/07/15
	25,000	0		$0.09	12/31/20

1)          No Stock Awards were outstanding for any of the Named Executive Officers in the year ended December 31, 2012, and therefore the Stock Awards portion of the table has been omitted. Furthermore, because there were no Equity Incentive Plan Awards outstanding for the Named Executive Officers, this column was omitted as well.

2)          On 4/20/12 (in connection with the Medallion Line of Credit), Mr. Cipkowski was issued a stock option grant representing 250,000 common shares of the Company under the Company’s Fiscal 2001 stock option plan, at an exercise price of $0.18, the closing price of the Company’s common shares on the date of the grant. The option grants vest over three (3) years in equal installments. 0% of the option grant was vested as of the year ended December 31, 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Edmund M. Jaskiewicz

During the years ended December 31, 2012 and December 31, 2011, the Company paid an aggregate of $10,000 and $12,000, respectively, to Mr. Jaskiewicz in consideration of his services as patent and trademark counsel to the Company, services as a member of our Board of Directors, and for reimbursement of expenses related to same. At December 31, 2012, there were invoices totaling $30,000 payable to Mr. Jaskiewicz.

As a condition to the Rosenthal Line of Credit closing, in June 2009, Mr. Jaskiewicz was required to execute a Subordination Agreement related to the Jaskiewicz Debt (previously defined earlier in this document). Under the Subordination Agreement, the Jaskiewicz Debt was not payable, was junior in right to the Rosenthal Line of Credit and no payment could be accepted or retained by Jaskiewicz unless and until the Company had paid and satisfied in full any obligations to Rosenthal. Furthermore, the Jaskiewicz Debt was assigned and transferred to Rosenthal as collateral for the Rosenthal Line of Credit.

As compensation for his execution of the Subordination Agreement for the Rosenthal Line of Credit, on July 1, 2009, July 1, 2010 and July 1, 2011, Mr. Jaskiewicz was awarded an option grant representing 50,000 common shares each year for a total of 150,000 common shares of the Company under the Company’s 2001 Plan, at an exercise price of $0.20, $0.07 and $0.13 respectively. The exercise price represented the closing price of the Company’s common shares on the date of the grant. All option grants were 100% exercisable on the date of the grant.

The Rosenthal Line of Credit was refinanced in April 2012 with Medallion. As a condition to the Medallion Line of Credit, Mr. Jaskiewicz was required to execute another Subordination Agreement related to the Jaskiewicz Debt. Under the Subordination Agreement for the Medallion Line of Credit, the Jaskiewicz Debt was not payable, was junior in right to the Medallion Line of Credit and no payment could be accepted or retained by Mr. Jaskiewicz for the Jaskiewicz Debt unless and until we have paid and satisfied in full any obligations due under the Medallion Line of Credit. As compensation for his execution of the Subordination Agreement, on April 20, 2012 Mr. Jaskiewicz was awarded an option grant representing 150,000 common shares of the Company under the Company’s Fiscal 2001 stock option plan, at an exercise price of $0.18, the closing price of the Company’s common shares on April 20, 2012. The option grant vests over three (3) years in installments as follows: 33% (49,500 common shares) on April 20, 2013, 33% (49,500 common shares) on April 20, 2014 and 34% (51,000 common shares) on April 20, 2015.

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Stan Cipkowski

As a closing condition to the Rosenthal Line of Credit, in July 2009, Mr. Cipkowski was required to execute a Validity Guarantee (as previously disclosed earlier in this document). As compensation for his execution of the Validity Guarantee, on July 1, 2009, Mr. Cipkowski was awarded an option grant representing 500,000 common shares of the Company under the Company’s Fiscal 2001 Stock Option Plan, at an exercise price of $0.20, the closing price of the Company’s common shares on the date of the grant. The option grant vested over three (3) years in equal installments. As of the date of this Proxy Statement, 100% of this option grant has vested.

The Rosenthal Line of Credit was refinanced in April 2012 with Medallion. As a condition to the Medallion Line of Credit, Mr. Cipkowski was required to execute another Validity Guarantee. As compensation for this execution, on April 20, 2012, Mr. Cipkowski was issued a stock option grant representing 250,000 common shares of the Company under the Company’s Fiscal 2001 stock option plan, at an exercise price of $0.18, the closing price of the Company’s common shares on the date of the grant. The option grants vest over three (3) years in equal installments. 0% of the option grant was vested as of the year ended December 31, 2012.

General

The Company, through its Board of Directors, attempts to review all related party transactions to ensure fairness to the Company and proper disclosure under SEC rules. Additionally, the Board of Directors conducts annual reviews of each director to determine such director’s independence. We also require each of our executive officers and directors to complete a questionnaire that is intended to identify transactions or potential transactions that require disclosure under SEC rules or create a potential conflict of interest. Furthermore, our Code of Ethics contains provisions related to actual or apparent conflicts of interest between personal and professional relationships. A copy of the Company’s Code of Ethics can be found on its website located at www.abmc.com as noted under “Code of Ethics” earlier in this document.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 23, 2013 there were 22,166,336 common shares outstanding of which 22,166,336 common shares are entitled to vote at the Annual Meeting. The following table sets forth, as of April 23, 2013, the beneficial ownership of the Company's common shares by (i) each director, (ii) each nominee for director, (iii) each of the Named Executive Officers, (iv) all directors and executive officers of the Company as a group, and (v) each shareholder, known to management of the Company, to beneficially own more than five percent (5%) of the outstanding common shares.

The number and percentage of shares beneficially owned is determined under the rules of the United States Securities and Exchange Commission (“SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after April 23, 2013 through the exercise of any stock option, exchange of exchangeable shares or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

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Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership *		Percent of Class
Common	Stan Cipkowski C/O 122 Smith Road Kinderhook, NY 12106	2,414,000	(1)	10.46%
Common	Edmund M. Jaskiewicz C/O 122 Smith Road Kinderhook, NY 12106	2,267,655	(2)	10.07%
Common	Richard P. Koskey C/O 122 Smith Road Kinderhook, NY 12106	118,750	(3)	**
Common	Melissa A. Waterhouse C/O 122 Smith Road Kinderhook, NY 12106	92,500	(4)	**
Common	Carl A. Florio C/O 122 Smith Road Kinderhook, NY 12106	61,830	(5)	**
Common	Jean Neff C/O 122 Smith Road Kinderhook, NY 12106	0		0%
Common	Directors and Executive Officers as a group (8 persons)	4,954,735	(6)	20.92%
Common	MP Biomedicals LLC	4,265,873	(7)	19.2%

*	Unless otherwise noted, the number of shares noted for each individual is based upon information obtained from their Section 16(a) or Rule 13d filings with the SEC.
**	Less than one percent (1%).
(1)	Includes 921,000 common shares subject to stock options exercisable within 60 days of April 23, 2013.
(2)	Includes 351,500 common shares subject to stock options exercisable within 60 days of April 23, 2013.
(3)	Includes 98,750 common shares subject to stock options exercisable within 60 days of April 23, 2013.
(4)	Includes 92,500 common shares subject to stock options exercisable within 60 days of April 23, 2013.
(5)	Includes 49,830 common shares subject to stock options exercisable within 60 days of April 23, 2013.
(6)	Includes an aggregate of 1,513,080 common shares subject to stock options exercisable within 60 days of April 23, 2013.
(7)	Information based on the last Section 16(a) filing made by MP Biomedicals LLC on March 14, 2013.

CORPORATE GOVERNANCE

General Information related to the Board of Directors & Attendance at Meetings

The Board of Directors oversees our business and monitors the performance of our management. The Board of Directors does not involve itself in the day-to-day operations of the Company. Our executive officers and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are currently held on a quarterly basis. Special meetings may be held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law. Our directors also discuss business and other matters with our key executives and our principal external advisors (legal counsel, independent auditors, and other consultants) when necessary.

The Board of Directors held four (4) regular meetings and two (2) special meetings during the year ended December 31, 2012. Each director attended at least 75% of the meetings of the Board of Directors.

Directors are expected to prepare themselves for and attend all meetings of the Board of Directors, Annual Meetings of Shareholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All members of our Board of Directors attended our Annual Meeting of Shareholders held in June 2012.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

The positions of Chairman of the Board and Chief Executive Officer are held by different individuals; Stan Cipkowski serves as our Chief Executive Officer and also a member of our Board of Directors, and Edmund Jaskiewicz serves as our President and Chairman of the Board. The Board of Directors believes this structure is appropriate for the Company because it provides the Board of Directors with capable leadership and allows the Chief Executive Officer to focus on the day-to-day business of running the Company while the Chairman leads the Board of Directors. While the Board of Directors does not have an independent lead director, the independent directors meet in executive sessions in connection with regular meetings of the Board of Directors.

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Role in Risk Oversight

The role of our Board of Directors in our Company’s risk oversight process includes receiving regular reports from management on areas of material risk to our Company, including operational, financial, legal and regulatory, and strategic risks. The full Board of Directors (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the member of management responsible for the function from which the risk arises so that it can understand and assess the Company’s ongoing risk identification, risk management and risk mitigation strategies. When a committee receives a report regarding a previously unidentified risk, the chairman of the relevant committee reports on the discussion to the full Board of Directors. This enables the Board of Directors and its committees to coordinate the risk oversight role and consult with management about implementation of appropriate risk management and mitigation measures. Our Board of Directors also administers its risk oversight function through the required approval by the Board (or a committee of the Board) of significant transactions and other material decisions, and regular periodic reports from the Company’s independent registered public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to our internal controls and financial reporting.

Independent Directors

Our common shares trade on Pink OTC Markets, Inc., an inter-dealer electronic quotation and trading system. Pink OTC Markets does not have requirements related to director independence; therefore, the Company uses the NASDAQ’s listing standards and SEC rules and regulations to determine the independence of our directors. For a director to be independent under NASDAQ listing standards, the director must be a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under NASDAQ’s listing standards, a “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home. The following persons cannot be considered independent:

•	a director who is, or at any time during the past three (3) years was, employed by the Company;
•	a director who accepted or who has a Family Member who accepted any compensation from the Company in excess of $120,000 during any period of twelve (12) consecutive months within the three (3) years preceding the determination of independence, other than the following: (i) compensation for board or board committee service; (ii) compensation paid to a Family Member who is an employee (other than an executive officer) of the Company; or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation.

In addition to the requirements stated above, audit committee members are also subject to additional, more stringent independence requirements under NASDAQ listing standards and SEC rules, which disqualify:

•	a director who is a Family Member of an individual who is, or at any time during the past three (3) years was, employed by the Company as an executive officer;
•	a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three (3) fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the Company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs;
•	a director of the Company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three (3) years any of the executive officers of the Company serve on the compensation committee of such other entity; or
•	a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three (3) years.

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Furthermore, in addition to the independence requirements discussed above, independent Audit Committee members may not, other than in their capacity as a member of the Audit Committee, the Board of Directors or any other board committee:

•	accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company other than for services as a board member; or
•	be an affiliated person of the Company.

The Board of Directors has determined that Richard P. Koskey, Carl A. Florio and Jean Neff, a majority of the Board of Directors, are independent directors under NASDAQ’s listing standards.

In accordance with NASDAQ’s listing standards, independent directors meet in executive session when required in conjunction with regularly scheduled meetings of the Board of Directors, outside of the presence of non-independent directors.

Code Of Ethics

The Company has adopted a Code of Ethics that applies to all employees, including but not limited to the principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions. The Board of Directors will review the Code of Ethics on a regular basis and propose or adopt additions or amendments to the Code of Ethics as appropriate. A copy of the Company’s Code of Ethics can be found on its website located at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A copy of the Code of Ethics may also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attention: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106.

Committees of the Board of Directors

The Board of Directors of the Company has established the following committees:

Nominating Committee

The Nominating Committee currently consists of three (3) members, all of whom the Board has determined are independent as defined by NASDAQ listing requirements and SEC rules and regulations. During the year ended December 31, 2012, the Nominating Committee consisted of directors Carl A. Florio, Richard P. Koskey and Jean Neff. Mr. Florio continues to serve as the Chairman of this Committee.

The Nominating Committee is governed by a charter it has adopted. A copy of the Nominating Committee charter can be found on the Company’s website at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A hard copy can also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106. There have been no material changes to the Nominating Committee Charter since it was last filed as an exhibit to the Company’s Proxy Statement filed on May 12, 2004.

The purpose of the Nominating Committee is to review, and make recommendations related to, qualified candidates for election to the Board of Directors. In carrying out these functions, the Nominating Committee considers a candidate’s mix of skills, experience, character, commitment and diversity of background, all in the context of the requirements of the Board of Directors at that point in time. Each candidate should be prepared to participate fully in activities of the Board of Directors, including attendance at, and active participation in, meetings of the Board of Directors, and not have other personal or professional commitments that would, in the Nominating Committee’s judgment, interfere with or limit such candidate’s ability to do so.

Additionally, in determining whether to recommend a director for re-election, the Nominating Committee considers the director’s record of attendance at Board of Directors and Committee meetings and participation in and contributions to the activities of the Board of Directors. The Nominating Committee has no stated specific, minimum qualifications that must be met by a candidate for a position on our Board of Directors. The Nominating Committee does, however, believe it appropriate for at least one (1) member of the Board to meet the criteria for an “Audit Committee Financial Expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of “independent director” within the meaning of applicable NASDAQ listing standards, even though such criteria may not be required by Pink OTC Markets, Inc., an inter-dealer electronic quotation and trading system.

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The Nominating Committee’s methods for identifying candidates for election to the Board of Directors (other than those proposed by the Company’s shareholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources, including: members of the Board of Directors, the Company’s executives, individuals personally known to the members of the Board of Directors and other research. The Nominating Committee also has authority to select and compensate a third-party search firm to help identify candidates, if it deems it advisable to do so.

The Nominating Committee will consider nominees recommended by its shareholders. Shareholders may submit nominations to the Nominating Committee in care of Corporate Secretary, American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106. To be timely for consideration at our next Annual Meeting of Shareholders, the Corporate Secretary must receive a shareholder’s nomination notice at the Company’s principal executive offices, at the address set forth above, no later than December 26, 2013. The Nominating Committee will consider all candidates identified through the processes described above, whether identified by the committee or by a shareholder, and will evaluate each of them on the same basis. There have not been any material changes to the procedures by which shareholders may recommend nominees to the Company’s board of directors since our last disclosure related to this issue.

The Nominating Committee met one time in the year ended December 31, 2012 and the slate of Directors was determined upon the recommendation of the Board’s non-management directors (other than the non-management director that is a nominee standing for re-election) and Chief Executive Officer. Two of the three members of the Nominating Committee attended this meeting (Jean Neff was unable to attend the meeting).

Audit Committee

As noted above, our common shares trade on Pink OTC Markets, Inc., an inter-dealer electronic quotation and trading system. Pink OTC Markets does not have requirements related to audit committee composition or audit committee charters. However, as of the date of this report, the Company’s Audit Committee is comprised of three (3) members, all of whom the Board has determined are independent directors, (as independence is defined in NASDAQ Rule 5605(a)(2) of the NASDAQ listing standards, as applicable). During the year ended December 31, 2012, the Audit Committee consisted of directors Richard P. Koskey, Carl A. Florio and Jean Neff. Mr. Koskey continues to serve as the Chairman of this Committee.

The Board of Directors has adopted an Audit Committee charter. A copy of the Audit Committee Charter can be found on the Company’s website at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A hard copy can also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106. There have been no material changes to the Audit Committee Charter since it was last filed as an exhibit to the Company’s Proxy Statement filed on May 12, 2004.

This Committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company’s independent public accountants concerning, among other things, the scope of audits and reports, and reviews the performance of the overall accounting and financial controls of the Company. The Audit Committee formally met four (4) times and informally met several times in the year ended December 31, 2012. The Audit Committee charter requires four (4) Audit Committee meetings per year. In the year ended December 31, 2012, Mr. Koskey and Mr. Florio attended 100% of the formal meetings and Jean Neff attended 50% of the formal meeting.

Audit Committee Financial Expert

At least one (1) member of the Audit Committee must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The individual must have an understanding of generally accepted accounting principles and financial statements, the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, experience in preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues comparable to those issues raised by the Company’s financial statements, an understanding of internal control over financial reporting, and an understanding of audit committee functions. Such attributes would be acquired through education and experience as a principal accounting or financial officer, controller, public accountant or auditor or experience actively supervising such positions, or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements. The Board has determined that independent board members Koskey and Florio both meet these requirements.

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Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Company’s Board of Directors. Management has the primary responsibility for the Company’s financial statements and the reporting process. The Company’s independent registered public accountants are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles upon completion of their audit.

In this context, the Audit Committee reviewed and discussed with management and the independent public accountants the Company’s audited financial statements for the year ended December 31, 2012 (the “Audited Financial Statements”). The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the audit committee concerning independence, and has discussed with the independent registered public accountant the independent registered public accountant’s independence.

Based on reviews and discussions with the independent registered public accountants, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee serves a board-level oversight role where it receives information from, consults with and provides its views and directions to, management and the independent public accountants on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

The Audit Committee
Richard P. Koskey, Chairman
Carl A. Florio
Jean Neff

Compensation and Option Committees

The Compensation Committee makes recommendations to the Board of Directors relating to salaries, bonuses and other compensation and benefits of executive officers, and reviews and advises management regarding benefits and other terms and conditions of compensation of management. The Company’s Option Committee is a sub-committee of the Compensation Committee and administers the Company's stock option plans. The Compensation Committee does not have a charter. The Compensation and Option Committees met formally one (1) time, and several times informally throughout the year ended December 31, 2012.All members attended the formal meeting.

During the year ended December 31, 2012, the Compensation and Option Committees were comprised of board members Jean Neff, Richard P. Koskey and Carl A. Florio, all of whom the Board has determined are independent, as defined by NASD listing standards and SEC rules and regulations. Director Neff continues to serve as the Chair of this Committee.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2012, the Compensation Committee was comprised of Jean Neff, Richard P. Koskey and Carl A. Florio; none of these individuals served as an officer or employee of the Company or had any relationship requiring disclosure by the Company. None of these individuals are a former officer of the Company.

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Compensation Committee Report

The compensation of the Company’s executive officers, including the chief executive officer, is recommended for determination to the Board of Directors by the Compensation Committee. In addition to recommending executives’ salaries and bonus arrangements, the Compensation Committee recommends policies and guidelines for the determination of other benefits by the Board of Directors.

General. Compensation of the Company’s executive officers is intended to attract, retain and reward persons who are essential to the corporate enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executive officers that appropriately rewards the individual executive officer’s contribution to corporate performance. Compensation is determined primarily by reference to compensation packages for similarly situated executive officers of companies of similar size or in comparable lines of business with which the Company expects to compete for executive officer talent and with reference to the revenues, gross profits and other financial criteria of the Company. In establishing base salaries, the Committee also assesses subjective qualitative factors to discern a particular executive officer’s relative value to the corporate enterprise. The Compensation Committee utilizes subjective criteria for evaluation of individual performance and relies substantially on the executive officers in doing so. The Committee focuses on two primary components of the Company’s executive officer compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and bonus program based upon profitability of the Company.

Cash Compensation. Executive officers’ base salaries are determined primarily by reference to compensation packages for similarly situated executive officers of companies of similar size or in comparable lines of business with which the Company expects to compete for executive officer talent and with reference to the revenues, gross profits and other financial criteria of the Company. In accordance with these criteria, the salary of the Chief Executive Officer/Chief Financial Officer was established in his employment agreement. The employment agreement of the Chief Executive Officer/Chief Financial Officer was filed as an exhibit to the Company’s Form 10-QSB filed with the SEC on August 13, 2007 and the subsequent amendment to his employment agreement was filed as an exhibit to the Company’s Form 10-Q filed with the SEC on November 13, 2009. The salary of the EVP, Regulatory Affairs/Chief Compliance Officer/Corporate Secretary was established in her employment agreement. The employment agreement of the EVP, Regulatory Affairs/Chief Compliance Officer/Corporate Secretary was filed as an exhibit to the Company’s Form 8-K filed with the SEC on April 25, 2012.

The salaries of the former Chief Financial Officer (Stefan Parker) and the former EVP, Operations (Douglas Casterlin) were also established in their employment contracts. Both Mr. Parker and Mr. Casterlin resigned from the Company in March 2011 and received certain benefits over a period of twelve months under Severance Agreements. Both Severance Agreements were reviewed and recommended for approval by the Compensation Committee to the Board of Directors. In July 2012, Casterlin re-joined the Company as it’s non-executive, Vice President, Operations.

Bonus Programs. The Company does not currently have any bonus programs in place. In the past, the Company has implemented bonus programs in which executive officers, senior management and certain mid-level managers were eligible to participate. There have not been bonuses paid to anyone in the Company under any bonus plans, including the named executive officers, since the year ended December 31, 2003. The Company continues to evaluate additional bonus programs to compensate its executive officers, senior management and mid-level managers. Any future bonus programs are expected to be based upon the Company’s sales and profitability and/or the market value of the Company’s securities. The Company may also adopt other ad hoc bonus programs as appropriate to provide incentives for particular officers or management employees to meet specific goals.

Stock Options. In the past, the Company has utilized stock options as a form of long-term incentive compensation. Beginning in the year ended December 31, 2005, the Company changed its policies related to grants of stock options and in the future does not plan to widely issue stock options to its employees, officers or directors, but will reserve the issuance of stock options for special circumstances.

In reviewing and approving the Chief Executive Officer’s compensation for the year ended December 31, 2012, the Board did not retain a compensation consultant. The Board of Directors considered the same criteria detailed herein with respect to executive officers in general and determined Mr. Cipkowski’s compensation.

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The Compensation Committee
Jean Neff, Chair
Richard P. Koskey
Carl A. Florio

Communications with Directors and Committees

Shareholders may communicate with members of the Company’s Board of Directors and its Committees by writing to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attn: Corporate Secretary. The Corporate Secretary will disseminate the communication(s) to the appropriate individual(s).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities (a listing of which can be found in the table above), to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company as of the date of this report, all executive officers, directors and greater than ten percent (10%) beneficial holders complied with all Section 16(a) requirements during the year ended December 31, 2012.

Other Matters

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies confer upon the person or persons entitled to vote the shares represented by such proxies the authority to vote the proxies in their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

Melissa A. Waterhouse
Corporate Secretary
April 26, 2013	Executive Vice President, Regulatory Affairs
Chief Compliance Officer

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Appendix A

AMERICAN BIO MEDICA CORPORATION

2013 Equity Compensation Plan

ARTICLE 1.	INTRODUCTION.

The 2013 Equity Compensation Plan (the “Plan”) was adopted by the Board of Directors on March 20, 2013. The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging Employees, Executive Officers, Management, Directors, and key Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of these same individuals and (c) linking these individuals to shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for the issuance of options in the form of nonqualified stock options (“Options”).

Capitalized terms are defined in Article 11.

ARTICLE 2.	ADMINISTRATION.

(a)          Committee Composition. The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”). The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board.

(b)          Committee Responsibilities. The Committee shall, upon recommendations from Executive Officers of the Company, (a) determine the individuals who are to receive Options under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Options, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

ARTICLE 3.	SHARES AVAILABLE FOR GRANTS.

(a)          Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options awarded under the Plan shall not exceed four million (4,000,000) Common Shares plus the additional Common Shares described in Section 3(b). The limitation of this Section 3(a) shall be subject to adjustment pursuant to Article 7.

(b)          Additional Shares. If Options are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for the grant of Options under the Plan.

ARTICLE 4.	ELIGIBILITY.

Employees, Executive Officers, Management, Directors and Consultants shall be eligible for the grant of Options.

ARTICLE 5.	TERMS AND CONDITIONS OF OPTIONS.

(a)          Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)          Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 8.

(c)         Exercise Price. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an Option shall in no event be less than 100% of the Fair Market Value on the date of a grant. A Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the Option is outstanding.

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(d)          Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service.

(e)          Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(f)          Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

(g)          Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

ARTICLE 6.	PAYMENT FOR OPTION SHARES.

(a)          General Rule. The entire Exercise Price of Common Shares issued upon the exercise of Options issued under the Plan shall be payable in cash or cash equivalents at the time when such Common Shares are purchased. The Committee may at any time accept payment in any form(s) described in this Article 6.

(b)          Surrender of Stock. To the extent that this Section 6(b) is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)          Exercise/Sale. To the extent that this section 6(c) is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

(d)          Exercise/Pledge. To the extent that this Section 6(d) is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company as security for a loan, and to deliver all or part of the loan proceeds to the Company.

(e)          Promissory Note. To the extent that this Section 6(e) is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the plan, if newly issued, shall be paid in cash or cash equivalents.

(f)          Other Forms of Payment. To the extent that this Section 6(f) is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7.	PROTECTION AGAINST DILUTION.

(a)          Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i)	The number of Options available for future Option grants under Article 3;

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(ii)	The limitations set forth in Section 5(b);

(iii)	The number of Common Shares covered by each outstanding Option;

(iv)	The Exercise Price under each outstanding Option.

Except as provided in this Article 7, an Optionee shall have no rights by reason of any issue by the Company of any stock or any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

(b)          Dissolution or Liquidation. To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

(c)          Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

(i)	The continuation of the outstanding Options by the Company, if the Company is a surviving corporation;

(ii)	The assumption of the outstanding Options by the surviving corporation or its parent or subsidiary;

(iii)	The substitution by the surviving corporation or its parent or subsidiary of its own options for the outstanding Options;

(iv)	Full exercisability or vesting and accelerated expiration of the outstanding Options; or

(v)	Settlement of the full value of the outstanding Options in cash or cash equivalents followed by cancellation of such Options.

ARTICLE 8.	LIMITATION ON RIGHTS.

(a)          Retention Rights. Neither the Plan nor any Option granted under the Plan shall be deemed to give any individual a right to remain an Employee, Executive Officer, member of management, Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Executive Officer, member of management, Director or Consultant at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws, and a written employment agreement (if any).

(b)          Shareholders’ Rights. An Optionee shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Common Shares covered by his or her Option prior to the time when he or she becomes entitled to receive such Common Shares by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

(c)          Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE 9.	WITHHOLDING TAXES.

(a)          General. To the extent required by applicable federal, state, local or foreign law, an Optionee or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares under the Plan until such obligations are satisfied.

(b)          Share Withholding. The Committee may permit an Optionee to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

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ARTICLE 10.	FUTURE OF THE PLAN.

(a)          Term of the Plan. The Plan, as set forth herein, shall become effective on March 20, 2013 subject to approval by the Company's shareholders at the Company's 2013 Annual Meeting of Shareholders. If the Plan is not approved by the Company's shareholders at the Company's 2013 Annual Meeting of Shareholders, the Plan shall be terminated and any Options granted under the Plan shall be cancelled without the payment of any consideration to any Optionee. The Plan shall remain in effect until it is terminated under Section 11(b).

(b)          Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules. No Options shall be granted under the Plan after the termination thereof. Except as provided in Section 11(a), the termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

ARTICLE 11.	DEFINITIONS.

(a)	“Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

(b)	“Board” or “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

(c)	“Change in Control” means:

(i)          The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

(ii)        The sale, transfer or other disposition of all or substantially all of the Company’s assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(d)	“Code” means the Internal Revenue Code of 1986, as amended.

(e)	“Committee” means the Compensation Committee of the Board of Directors, as described in Article 2.

(f)	“Common Share” means one common share, $.01 par value per share, of the Company.

(g)	“Company” means American Bio Medica Corporation, a New York corporation.

(h)	“Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan. A member of an Advisory Board implemented by the Company shall be deemed a Consultant for the purposes of this Plan.

(i)	“Employee” means any individual who is a common-law employee of the Company or a Subsidiary.

(j)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)	“Executive Officer” means those individuals indicated to be “Named Executive Officers” (or similar language used) in the Company’s Proxy Statements filed with the U.S. Securities and Exchange Commision.

(l)	“Exercise Price” means the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(m)	“Fair Market Value” means the fair market value of the Common Shares, determined by the Committee in good faith on such basis, as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the closing price of the Company’s common shares on an electronic quotation system. Such determination shall be conclusive and binding on all persons.

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(n)	“Nonqualified Option” means a stock option not described in Sections 422(b) or 423(c) of the Code.

(o)	“Option” means a Nonqualified Option granted under the Plan and entitling the holder to purchase Common Shares.

(p)	“Optionee” means an individual or estate that holds an Option.

(q)	“Director” means a member of the Board who is not an Employee. Service as a Director shall be considered employment for all purposes of the Plan.

(r)	“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the plan shall be considered a Parent commencing as of such date.

(s)	“Plan” means this American Bio Medica Corporation 2013 Equity Compensation Plan.

(t)	“Service” means service as an Employee.

(u)	“Share” means one common share, as adjusted in accordance with Article 7 (if applicable).

(v)	“Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

(w)	“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 12.	EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

AMERICAN BIO MEDICA CORPORATION

By:	/S/ Melissa A. Waterhouse
Name:	Melissa A. Waterhouse
Title:	EVP, Regulatory Affairs
Chief Compliance Officer
Corporate Secretary

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PROXY

ANNUAL MEETING OF SHAREHOLDERS

For the Year Ended December 31, 2012

AMERICAN BIO MEDICA CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

The undersigned shareholder of American Bio Medica Corporation, having received the Notice dated April 26, 2013, of the Annual Meeting of Shareholders, hereby nominates, constitutes, appoints and authorizes Edmund M. Jaskiewicz and Melissa A. Waterhouse, and each of them with full power to act alone, as proxies with full power of substitution, for me and in my name, place and stead, to vote all the common shares of said corporation standing in my name on its books on April 23, 2013, at the Annual Meeting of Shareholders to be held at 10:00 A.M. on Thursday, June 20, 2013 at the Company’s corporate offices located at 122 Smith Road, Kinderhook, New York 12106, or at any adjournments thereof, with all the power the undersigned would possess if personally present, as follows:

1.         The election of the one (1) nominee listed in the Proxy Statement for the Annual Meeting, as a director to serve the term indicated in the Proxy Statement commencing with the ensuing year and until his successor(s) shall be elected and duly qualified.

If you wish your votes to be case for the one (1) nominee listed below, place an “X” in this box ☐

If you wish to withhold your votes for the one (1) nominee listed below, place an “X” in this box ☐

If you do not wish to vote for the nominee, line out the name of the person for whom you do not wish to vote

DIRECTOR:

CARL A. FLORIO

2.         To ratify the selection by the Company’s Audit Committee of Liggett, Vogt, & Webb P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

☐ FOR      ☐ AGAINST     ☐ ABSTAIN

3.         To approve the 2013 Equity Compensation Plan

☐ FOR      ☐ AGAINST     ☐ ABSTAIN

4.         To approve a non-binding advisory resolution regarding the compensation of the Company’s Named Executive Officers.

☐ FOR      ☐ AGAINST     ☐ ABSTAIN

5.         To act upon an advisory vote related to the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statement.

☐ 1 year      ☐ 2 years      ☐ 3 years      ☐ Abstain

THIS PROXY CONFERS AUTHORITY TO VOTE FOR THE NOMINEE LISTED EVEN THOUGH THE BLOCK IN ITEM 1 IS NOT MARKED UNLESS THE NAME OF THE PERSON IS LINED OUT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE COST OF SAME IS BORNE BY THE CORPORATION. THIS PROXY MAY BE REVOKED BY WRITING TO THE CORPORATE SECRETARY, AMERICAN BIO MEDICA CORPORATION, 122 SMITH ROAD, KINDERHOOK, NEW YORK 12106 OR IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS AT ANY TIME PRIOR TO ITS EXERCISE.

Date:

Name:
Beneficial Shareholder (Please Print)

Address:

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Signature(s)

(All Shareholders must sign)

NUMBER OF SHAREHOLDERS VOTING _________________________

IF SHARES ARE NOT REGISTERED IN YOUR NAME, PLEASE GIVE THE NAME AND ADDRESS OF THE PERSON OR ENTITY IN WHOSE NAME THEY ARE REGISTERED.

(This must be completed if applicable)

Please date, fill in your complete name and address and sign above exactly as your name or names appear hereon, and return this proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one fiduciary, all should sign. All joint owners must sign.

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